SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2006

Mercury Interactive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22350	77-0224776
(Commission File Number)	(I.R.S. Employer Identification No.)

379 North Whisman Road,
Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 603-5200

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.
Michael G. O’Bryan, Esq.
Jaclyn Liu, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2006, Mercury Interactive Corporation (the “Company”)(OTC: MERQ) issued a press release announcing selected preliminary financial results for the quarter ended September 30, 2006.  A copy of the press release, dated as of October 25, 2006, is furnished as Exhibit 99.1 to this Current Report and is incorporated herein in its entirety.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press release dated October 25, 2006

This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY INTERACTIVE CORPORATION

Date: October 25, 2006	By:	/s/ DAVID J. MURPHY
David J. Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 25, 2006